SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Under ss. 240.14a-12

                         CYBER MERCHANTS EXCHANGE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required
|_|  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule  14A.
|_|  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5)  Total fee paid:

         -----------------------------------------------------------------------

|_|  Fee paid previously by written preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:________________________________________________
     2)  Form Schedule or Registration Statement No.:___________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 10, 2004
--------------------------------------------------------------------------------

October 12, 2004

TO OUR SHAREHOLDERS:

I am pleased to invite you to attend the annual meeting of stockholders of Cyber Merchants Exchange, Inc. as detailed below:

DATE AND TIME  Friday, December 10, 2004, at 10:00 a.m.

PLACE          Cyber Merchants Exchange
               4349 Baldwin Ave., Unit A
               El Monte, CA. 91731

ITEMS OF BUSINESS

               I. To elect four directors of the Company to serve until the 2005 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

               II. To ratify the selection of Corbin + Company, LLP as the Company's independent auditors for the fiscal year ending 2005;

               III. To transact  such other  business as may properly  come before the meeting or any adjournment thereof.

RECORD DATE         Only  shareholders  of record at the  close of  business  on
                    October 12, 2004, the record date for the meeting, are entitled to receive notice of and to vote at the Annual
                    Meeting or any adjournments thereof.

VOTING BY PROXY     To assure your representation at the meeting,  you are urged to vote your shares by designating your proxies as promptly as possible.

         All of the Company's shareholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (626) 636-2536. NO ADDITIONAL POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                          By Order of the Board of Directors,

                                          /s/ Luz Jimenez
                                          --------------------------------------
                                          Luz Jimenez
                                          SECRETARY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 10, 2004
--------------------------------------------------------------------------------

October 12, 2004

DEAR SHAREHOLDERS:

You are invited to attend the 2004 Annual Meeting of Shareholders of Cyber Merchants Exchange, Inc. to be held at 10:00 a.m. Pacific Time on Friday, December 10, 2004, at the executive offices of the Company located at 4349 Baldwin Ave., Unit A, El Monte, CA. 91731.

The accompanying Notice of the 2004 Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the Annual Meeting. The Board of Directors recommends that shareholders vote in favor of each matters presented.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the Proxy Card in the enclosed self-addressed and stamped envelope, or by facsimile at (626) 636-2536, as soon as possible. Your stock will be voted in accordance with the instructions you have given in the Proxy Card. You may still attend the Annual Meeting and vote in person even if you have previously voted by proxy.

I will look forward in meeting you at our Annual Meeting on December 10, 2004.

                           Sincerely,

                           /s/ Frank S. Yuan
                           -----------------------------------------------------
                           Frank S. Yuan
                           CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                         CYBER MERCHANTS EXCHANGE, INC.
                            4349 Baldwin Ave., Unit A
                               El Monte, CA. 91731
                               Tel: (626) 636-2530
                               Fax: (626) 636-2536

                                 PROXY STATEMENT

                     DATE, TIME AND PLACE OF ANNUAL MEETING

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cyber Merchants Exchange, Inc. (the "Company") for use at the 2004 Annual Meeting of Shareholders to be held at the Company, 4349 Baldwin Ave., Unit A, El Monte, CA. 91731, on December 10, 2004, at 10:00 a.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on October 12, 2004. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy statement and the accompanying proxy is November 8, 2004.

                                PROXY INFORMATION

         A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy card, as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting:

     I. To elect four directors of the Company to serve until the 2005 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

     II. To ratify the selection of Corbin + Company, LLP as the Company's independent auditors for the fiscal year ending 2005; and

     III. To transact such other business as may properly come before the meeting or any adjournment thereof.

                             RECORD DATE AND VOTING

RECORD DATE

         The record date for the Special Meeting is the close of business on October 12, 2004. If the shareholders of record on October 12, 2004 present, in person or represented by their proxies, at the meeting hold a majority of the Company's outstanding stock entitled to vote, a quorum will exist for the transaction of business at the meeting. Shareholders of record, who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

SHAREHOLDER LIST

         At least 10 days before the Annual Meeting, the officer or agent in charge of the stock transfer books for the shares of the corporation will make a complete list of the shareholders entitled to vote at the meeting arranged in alphabetical order, with the address and number of shares held by each shareholder. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any shareholder at any time during usual business hours. The list will be present for inspection at the Annual Meeting.

PROXIES

         Each shareholder entitled to vote at the Annual Meeting may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Inspector of Elections of the Company before or at the time of the Annual Meeting.

         The following constitute valid means by which a shareholder may authorize another person to act for him or her as proxy:

         (1) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the shareholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

         (2) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the shareholder.

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, electronic mail, facsimile or telegram. The Company will pay no additional compensation to its officers, directors and employees for these activities.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS

         The date and time of the opening of the polls for the Annual Meeting of the Shareholders of the Company shall be 10:00 a.m. on December 10, 2004. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

VOTING

         The Inspector of Elections will tabulate votes cast by proxy or in person at the Annual Meeting with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether a quorum is present. Each shareholder of record at the close of business on October 12, 2004, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Company that it lacks voting authority.

         The voting requirements for the election of directors and any other proposals to be considered by the shareholders at the Annual Meeting are as follows:

I.       ELECTION OF DIRECTORS
         ---------------------

o A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a plurality of votes.

o If a submitted proxy is properly signed but unmarked in respect of the election of directors to the board, the proxy agents named in the proxy will vote all the shares represented thereby for the election of all of the nominees for director.

o All of the nominees have agreed to serve the Company as a director if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend.

o In accordance with California corporations law and the Company's Bylaws, the election of a nominee to the Board requires a quorum consisting of a majority of the Company's issued and outstanding shares entitled to vote, and a favorable vote by a plurality of the Company's issued and outstanding shares entitled to vote for the nominee. An abstention from voting on this matter by a shareholder, while included for purposes of calculating a quorum for the meeting, has no effect on the election of nominees to the Board. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote for nominees.

II.      RATIFICATION OF BOARD'S SELECTION OF INDEPENDENT AUDITORS
         ---------------------------------------------------------

o A shareholder submitting a Proxy may vote for or against or abstain from voting for ratification of the Board's selection of independent auditors for the fiscal year ending June 30, 2005.

o If a submitted proxy is properly signed but unmarked in respect to the ratification of the selection of independent auditors, the proxy agents named in the proxy will vote all the shares represented thereby for ratification of the independent auditors.

o In accordance with California corporations law and the Company's Bylaws, a proposal submitted to the shareholders of the Company requires a quorum consisting of a majority of the Company's issued and outstanding shares entitled to vote, and a favorable vote of a majority of the Company's issued and outstanding shares entitled to vote on the proposal present at the meeting. An abstention from voting on this matter by a shareholder, while included for purposes of calculating a quorum for the meeting, has no effect on the ratification of the selection of independent auditors. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote for ratification of the selection of independent auditors.

ANNUAL REPORT

         The Annual Report of the Company for the fiscal year ended June 30, 2004 accompanies this Proxy Statement. Shareholders are encouraged to read the Annual Report in connection with the information contained herein.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                  AS OF OCTOBER 12, 2004, THE COMPANY HAD 7,472,673 SHARES OF ITS COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF RECORD ON OCTOBER 12, 2004, WILL BE ENTITLED TO ONE VOTE AT THE ANNUAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of October 12, 2004 certain information known to the Company regarding the beneficial ownership of the Company's common stock, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares;
(ii) each shareholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such Shares, subject to community property laws where applicable. The individuals listed in the table are accessible at the following address: 4349 Baldwin Ave., Unit A, El Monte, and CA. 91731.

                             PRINCIPAL STOCKHOLDERS

                                    AMOUNT AND NATURE OF  PERCENTAGE OF COMMON
NAME                                  BENEFICIAL OWNER     SHARES OUTSTANDING
------------------------------------------------------------------------------
(I) DIRECTORS AND EXECUTIVE OFFICER
------------------------------------------------------------------------------
Frank S. Yuan - CEO and Chairman (1)     3,170,000               37.78%
------------------------------------------------------------------------------
James Vandeberg, Director (2)               45,315                0.54%
------------------------------------------------------------------------------
Deborah Shamaley, Director (3)             355,000                4.23%
------------------------------------------------------------------------------
Charles Rice, Director (4)                 105,000                1.25%
------------------------------------------------------------------------------
Luz Jimenez - Controller (5)                68,724                0.82%
------------------------------------------------------------------------------
(II) ALL DIRECTORS AND OFFICERS
     AS A GROUP (6)                      3,744,039               44.62%
------------------------------------------------------------------------------
TOTAL OUTSTANDING SHARES (6)             8,391,712              100.00%
------------------------------------------------------------------------------

(1) Includes 2,450,000 shares of common stock held. Also, includes 720,000 shares of vested stock options.

(2)  Includes 45,315 shares of vested stock options.

(3) Includes 300,000 shares of common stock held. Also, includes 55,000 shares of vested stock options.

(4) Includes 60,000 shares of common stock held. Also, includes 45,000 shares of vested stock options.

(5) Includes 15,000 shares of common stock held. Also, includes 53,724 shares of vested stock options.

(6)  Includes 919,039 shares of vested stock options.

CHANGE IN CONTROL

         The Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.

                        ELECTION OF DIRECTORS - NOMINEES

         At the Annual Meeting, four directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders or until their successors shall be elected and shall qualify. All nominees have consented to being named as nominees and have agreed to serve if elected.

         The table below sets forth certain information with respect to the nominees for election as directors of the Company to serve until the 2005 Annual Meeting of Shareholders. The Board of Directors has no reason to believe that the four nominees will be unwilling or unable to serve.

          NAME OF NOMINEE       AGE        POSITIONS HELD
          ---------------       ---        --------------
          Charles Rice           62        Director since 1996
          Deborah Shamaley       46        Director since 1996
          James Vandeberg        60        Director since 2001
          Frank S. Yuan          56        Chairman of the Board since 1996
                                           Chief Executive Officer since 1996

         There are no family relationships among any of the director and executive officers.

         The  following  text  sets  forth  certain   biographical   information
concerning each nominee:

         CHARLES RICE. Charles Rice, Senior International and Domestic buyer, retired from Sears Roebuck and Montgomery Ward. His 30+ years of buying experience, reputation, contacts + product sourcing knowledge bring the Company tremendous benefits and head start in the retail industry. Mr. Rice holds a B.S. degree in business and economics from the University of Delaware.

         DEBORAH SHAMALEY. Deborah Shamaley, a chain store and apparel-jobbing entrepreneur, has 20 years of retail and wholesale apparel experience. Mrs. Shamaley co-founded The Apparel Group ("TAG"). TAG imported and sold women's apparel wholesale to more than 1,800 retailers including Nordstrom's, J.C. Penney's, Sears, and Burlington Coat Factory. TAG also owned and operated a 28 apparel store-chain under the name $11.99 Puff. Ms. Shamaley sold the company in 1996. Currently, Mrs. Shamaley is a franchise partner of a full service Italian Restaurant Chain called "Johnny Carino's Country Italian," which has a development agreement for 33 locations in West Texas, New Mexico, Arizona and Nevada. Currently, there are twelve restaurants operating and five more to be built and completed by the end of 2005. Mrs. Shamaley has also been involved in Shamaley Ford car dealership, one of the largest in El Paso, Texas since 1995.

         JAMES VANDEBERG. James Vandeberg brings more than 20 years of Corporate Counsel and Secretary experience to the Company. He has significant experience advising both Internet and retail companies on securities, financings, mergers and acquisitions, and general corporate matters, including IPOs, SEC compliance, and investor relations' issues. His retail experience includes 14 years as Corporate Counsel and Secretary at the former Carter Hawley Hale Stores, a holding company for the multi-billion dollar department and specialty Retail stores which operated under the names: The Broadway, Neiman Marcus, Contempo Casuals, Emporium, Weinstock's, Bergdorf Goodman, Holt Renfrew - Canada, Waldenbooks, John Wanamaker, Thalhimers, and Sunset House. In addition, Vandeberg serves on the board of directors for Information Highway.com, Inc. (OTC: BB IHWY), IAS Communications, Inc. (OTC: BB IASCA), and REGI US, Inc. (OTC: BB RGUS). He received his B.A. in accounting from the University of Washington and his J.D. from New York University.

         FRANK S. YUAN. Combining decades of experience in the apparel, banking, real estate, insurance and computer industries, Frank Yuan has developed and started multiple new ventures in his 30+ years as an immigrant in the U.S. Before the Company, Mr. Yuan founded multi-million dollars of business in Men's apparel private label + wholesale Company, a "Knights of Round Table" sportswear line, a "Uniform Code" sweater line, and Men's clothing retail store chain. Mr. Yuan also founded UNI-Fortune, a real-estate development company, and co-founded United National Bank, Evertrust Bank, Western Cities Title Insurance Company and Serv-American National Title Insurance. Mr. Yuan received a B.A. degree in economics from Fu-Jen Catholic University in Taiwan and a M.B.A. degree from Utah State University.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Directors and officers of the Company are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, the Company's common stock, including any grants of options to purchase common stock. To the best of the Company's knowledge, for the period from July 1, 2002, to June 30, 2004, all reports were filed on a timely basis.

                          BOARD MEETINGS AND COMMITTEES

         The Board of Directors has, as standing committees, an Executive Committee, a Compensation Committee and an Audit Committee. During the fiscal year ended June 30, 2004, the Board of Directors held two regular meetings and four special meetings. All directors attended 80% or more of the total meetings of the Board and committees of the Board on which they served.

                  The Executive Committee consists of Frank Yuan, Charles Rice and Deborah Shamaley. The Executive Committee has authority to take any action other than appointment of auditors, election and removal of directors and appointment of officers, which can be taken only by the entire Board. During the fiscal year ended June 30, 2004, the Executive Committee held three meetings.

                  The Compensation Committee consists of Deborah Shamaley, Frank Yuan and Charles Rice. The principal functions of the Compensation Committee are to establish the compensation of executive officers, review management organization and development, review significant employee benefit programs and to administer the Dompany's Stock Option Plan. The Compensation Committee held two meetings during the fiscal year ended June 30, 2004.

Audit Committee Report

                  The Audit Committee held four (4) meetings during fiscal year 2004. The consolidated financial statements of the Company for fiscal year ended June 30, 2004, have been audited by Squar, Milner, Reehl & Williamson, LLP as the Company's independent auditors. The Audit Committee has appointed Corbin & Company, LLP as the Company's independent auditors for the fiscal year ending June 30, 2005.

         The Audit Committee hereby reports as follows:

         (1) The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors for the year ended June 30, 2004 ;
         (2) The Audit Committee has discussed with Squar, Milner, Reehl & Williamson, LLP, the Company's independent auditors for fiscal year 2004, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, modified or supplemented;
         (3) The Audit Committee has received the written disclosure and letter from Squar, Milner, Reehl & Williamson, LLP, required by Independence Standards Board Standard No. 1 and has discussed with Squar, Milner, Reehl & Williamson, LLP, their independence; and
         (4) in reliance on the foregoing review and discussions, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

                  The following table sets forth the fees paid by the Company for professional services rendered by Squar, Milner, Reehl & Williamson, LLP, for audit of the annual fiscal statements for fiscal years 2004 and 2003 and fees billed for other services rendered by Squar, Milner, Reehl & Williamson, LLP:

                   TYPE OF SERVICES RENDERED           2003           2004
                   -------------------------           ----           ----

                   Audit Fees                       $ 43,000        $ 41,000

                   Audit-Related Fees               $  3,500        $  3,500

                   Tax Fees                         $      0        $      0

                   All Other Fees                   $      0        $      0

         The Company does not have a Nominations Committee. The Board of Directors, as a whole, identifies and screens candidates for membership on the Company's Board.

(1) Audit Committee
The Audit Committee is governed by a written charter. The Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each quarterly period and reviews and evaluates our internal control functions. The Audit Committee was established by the directors of Cyber Merchants Exchange, Inc. on August 9, 2000. Charles Rice serves as the Audit Committee Chairman. Mr. Rice is an independent audit committee member according to the definition used by Nasdaq for audit committee independence, and is an audit committee qualified financial expert. James Vandeberg and Deborah Shamaley are other members of the audit committee.

(2) Pre-Approval Policies and Procedures

The Audit Committee has sole authority to approve any audit and significant non-audit services to be performed by its independent accountants. Such approval is required prior to the related services being performed.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF NAMED EXECUTIVE OFFICERS

         The following table sets forth the compensation we have paid to each executive officer and all executive officers as a group, for the fiscal year ended June 30, 2004, annual compensation, including salary and bonuses paid by the Company to the CEO. No other executive officers received more than $100,000 in the fiscal year ended June 30, 2004. The Company does not currently have a long-term compensation plan and does not grant any long-term compensation to its executive officers or employees. The table does not reflect certain personal benefits, which in the aggregate are less than ten percent of each Named Executive Officer's salary and bonus. No other compensation was granted for this fiscal year ended June 30, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation
                                                                -------------------------------------
                                    Annual Compensation                   Awards              Payouts
---------------------------------------------------------------------------------------------------------------------------
  Name                                              Other       Restricted      Securities
  and                                               Annual        Stock        Underlying
Principal                                        Compensation    Award(s)        Options/       LTIP       All Other
Position         Year     Salary ($)   Bonus ($)      ($)          ($)         SARs (#) (1)  Payouts ($)  Compensation ($)
---------------------------------------------------------------------------------------------------------------------------
Yuan, Frank      2004     $150,000       N/A          $0           N/A            185,000       N/A          $0
(CEO)            2003     $150,000       N/A          $0           N/A              5,000       N/A          $0
                 2002     $150,000       N/A          $0           N/A              5,000       N/A          $0
---------------------------------------------------------------------------------------------------------------------------

(1) Consists of grants of stock options under the Company's 1996, 1999, and 2001 Stock Option Plans.

         The following table sets forth certain information concerning grants of stock options pursuant to the 1996, 1999, and 2001 Stock Option Plans to each Named Executive Officer during the year ended June 30, 2004.

                     OPTION / SAR GRANTS IN LAST FISCAL YEAR

                                     % of Total
                      Number of       Options /
                      Securities        SARS
                      Underlying      Granted to
                    Options / SARS    Employees in       Exercise or Base
Name                   Granted       Fiscal Year (1)       Price ($/Sh)     Expiration Date
-------------------------------------------------------------------------------------------
Yuan, Frank (CEO)      140,000           26%                   $0.20           09/18/13
-------------------------------------------------------------------------------------------
Yuan, Frank (CEO)       40,000            7%                   $0.20           09/18/13 (2)
-------------------------------------------------------------------------------------------
Yuan, Frank (CEO)        5,000            1%                   $0.51           12/09/03 (2)
-------------------------------------------------------------------------------------------

(1) Options to purchase an aggregate of 545,000 shares of Common Stock were granted to employees, including the Named Executive Officers, during the fiscal year ended June 30, 2004. Stock options granted are under the terms of the 1996, 1999, and 2001 Stock Option Plans. Generally, vesting of granted stock options are based on the following schedule:
         25% of grant vests 6 months after the grant, then at 4.16% per month, to be completely vested in two years.

(2)      The options vested upon grant

         The following table sets forth certain information concerning exercises of stock options pursuant to the 1996 and/or 1999 Stock Option Plans by each Named Executive Officer during the year ended June 30, 2004 and stock options held at year end.

              AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION / SAR VALUES

                                                                               Number of
                                                                              Securities              Value of
                                                                              Underlying             Unexercised
                                                                              Unexercised           In-the-Money
                                                                            Options / SARs         Options / SARs
                                                                             At FY-End (#)          at FY-End ($)
                              Shares Acquired                                Exercisable /          Exercisable /
          Name                On Exercise (#)      Value Realized ($)        Unexercisable         Unexercisable *
------------------------------------------------------------------------------------------------------------------
Yuan, Frank (CEO)                    0                     $0                  720,000 / -            $9,300 / -
------------------------------------------------------------------------------------------------------------------

* On June 30, 2004, the average of the high and low price of the stock trading on the OTC BB was $0.25.

THE 1996 STOCK OPTION PLAN

         The Company's 1996 stock option plan ("the 1996 Plan") provides for granting of stock options to employees, and non-employee directors. The Company has reserved 250,000 shares of common stock for issuance under the 1996 Plan. The Board of Directors determines the terms and conditions of grants of stock options. Generally, one-half of the granted option is exercisable after the employee's first year of employment. The remaining option is exercisable after the end of the employee's third year of employment. The option granted will expire within three months after termination of employment.

         During the year ended June 30, 1999, the Company granted 15,000 options under 1996 Plan to a non-employee director at exercise price of $0.40 per share. During the year ended June 30, 2000, the Company granted 70,000 options under the 1996 Plan to all directors for their service for the year ended June 30, 1999 and 35,000 options to four employees as incentive at exercise price of $0.40 per share.

THE 1999 STOCK OPTION PLAN

         The Company's 1999 stock option plan ("the 1999 Plan") provides for granting of stock options to employees, officers, directors, and other entities that have made contributions to the Company. The Company has reserved 2,000,000 shares of common stock for issuance under the 1999 Plan. The Board of Directors determines the terms and conditions of granting stock options. Generally, the vesting period is two years allocating as follows: the first 25% of options granted is exercisable after the first six months of employment, then 4.16% is vested each month thereafter. The 1999 Plan provides for the useful life of the options granted to be 10 years starting from the granting date. The options granted will be expired within one month after the termination of employment.

       During the year ended June 30, 2004 the Company granted a total of 290,000 options to employees, directors, officers, consultants, attorneys, finders, and outside sales representatives under the 1999 plan. The exercise price of options granted was $0.20 (the fair market value of the Company's common stock on the date of grant).

THE 2001 STOCK OPTION PLAN

       The Company's 2001 stock option plan ("2001 Plan") provides for the granting of stock options to employees, officers, director, and other entities who have made contributions to the Company. The Company has reserved 2,000,000 shares of common stock for issuance under the 2001 Plan. The Board of Directors determines the terms and conditions of granting stock options. Generally, the vesting period is two years, allocated as follows: the first 25% of options granted are exercisable after the first six months of employment, then 4.16% are vested each month thereafter. The 2001 Plan provides for the useful life of the options granted to be 10 years starting from the date of grant. The options granted expire within three months after the termination of employment.

       During the year ended June 30, 2004, the Company granted options to purchase an aggregate of 330,000 shares of restricted common stock under the 2001 Plan, at exercise prices of $0.20 - $0.51 per share (estimated fair market value of the Company's common stock on the date of grant), to various employees of the Company. The options vest through December 2005 and are exercisable through December 2013.

       The Company applies APB Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock option plans. As a result, the Company recognized non-cash stock-based compensation expense of $0 for the year ended June 30, 2004.

                            COMPENSATION OF DIRECTORS

All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as directors of the Company.

The Company has also compensated its directors with stock options for their service as directors. During the fiscal year ended June 30, 2004, the Company directors received the following nonqualified stock options from the 2001 Stock Option Plan for their service as directors.

                   DIRECTOR                OPTIONS
                   --------                -------
                   Don McNabb                 5,000 (1)
                   Mary McNabb                5,000 (1)
                   Charles Rice             12,500
                   James Vandeberg          15,000
                   Deborah Shamaley         12,500
                   Frank Yuan               45,000

(1)      No longer directors

The Company anticipates granting additional stock options to its directors as compensation for their service as directors.

EQUITY COMPENSATION PLANS

                                                                         (C)
                           (A)                    (B)                    Remaining Available
                           Number of Securities   Weighted-Average       for Future Issuance
                           to be Issued upon      Exercise Price of      Under Equity
                           Exercise of            Outstanding Options,   Compensation Plans
                           Outstanding Options,   Warrants and Rights    (Excluding
                           Warrants and Rights                           Securities Reflected
                                                                         in Column (A))
      Plan Category                 (#)                    (#)                    (#)
---------------------------------------------------------------------------------------------
Equity Compensation              2,120,465                $2.35                1,993,935
Plans Approved by
Security Holders
---------------------------------------------------------------------------------------------
Equity Compensation                869,119                $4.81                      N/A
Plans not Approved by
Security Holders
---------------------------------------------------------------------------------------------
Total                            2,989,584                $3.07                1,993,935
---------------------------------------------------------------------------------------------

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Corbin & Company LLP, Irvine, California, as independent certified public accountants to act as the company's auditors for the fiscal year ending June 30, 2005. Unless otherwise specified, the shares of common stock represented by the proxies solicited hereby will be voted "FOR" the proposal to appoint Corbin & Company LLP as the Company's auditors.

         Representatives of Corbin & Company, LLP are expected to be present at the meeting and will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPOINTMENT OF CORBIN & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

                              SHAREHOLDER PROPOSALS

         In order to be considered for inclusion in the Company's proxy materials for the 2005 annual meeting of shareholders, the Company must receive written notice of any shareholder proposal by June 30, 2005. The Company did not receive notice of any shareholder proposal or nominations of persons for election to the Board of Directors relating to the 2004 Annual Meeting. All proposals and nominations should be directed to the Company's principal executive offices at 4349 Baldwin Ave., Unit A, El Monte, CA. 91731, Attention:
Manager of Investor Relations.

                                  OTHER MATTERS

         A copy of the Company's 2004 Annual Report is included with this Proxy Statement.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any Proxy in which no direction is specified will be voted in favor of each of the nominees and ratification of the Board's selection of independent auditors.

         The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

         Copies of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2004, as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon request to the Manager of Investor Relations, Cyber Merchants Exchange, Inc., 4349 Baldwin Ave., Unit A, El Monte, CA. 91731. Toll-free 1.888.564.6263.

                          By Order of the Board of Directors,

                          /s/ Frank S. Yuan
                          ------------------------------------------------------
                          Frank S. Yuan
                          Chairman of the Board and Chief Executive Officer

October 12, 2004